File Nos. 2-92583 & 811-4084

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            HAWAIIAN TAX-FREE TRUST
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

   Important Notice
Please Read Immediately


                             Hawaiian Tax-Free Trust
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                              on September 21, 2005


To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust (the "Trust") will be held:

Place:       (a)      at the Ala Moana Hotel, Hibiscus Ballroom,
                      410 Atkinson Drive, Honolulu, Hawaii;

Time:        (b)      on September 21, 2005
                      at 10:00 a.m. Hawaiian Standard Time;

Purposes:    (c)      for the following purposes:

                    (i) to elect seven Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (Proposal No. 1);

                    (ii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares: (d) To vote at the Meeting, you must have been a shareholder on the Trust's records at the close of business on July 6, 2005 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                              By order of the Board of Trustees,

                              EDWARD M. W. HINES
                                    Secretary



August 15, 2005

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

                             Hawaiian Tax-Free Trust
            380 Madison Avenue, Suite 2300, New York, New York 10017
                                 Proxy Statement

                                  Introduction

         The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust (the "Trust"). The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

         The Trust's Administrator (the "Administrator") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Trust's founder, Aquila Management Corporation. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's Investment Adviser (the "Adviser") is Asset Management Group of Bank of Hawaii, Financial Plaza of the Pacific, P.O. Box 3170, Honolulu, HI 96802.

         A copy of the Trust's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

         This Notice and Proxy Statement are first being mailed on or about August 15, 2005.

         You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Card

         The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

         (2) Telephone Voting

         To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         (3) Internet Voting

         To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         General Information

         You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Trust's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

         Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, and will therefore have the same effect as negative votes.

         The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

         The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.

         On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $11.61; Class C Shares, $11.60; and Class Y Shares, $11.63. The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of shares of the Trust, are entitled to vote at the meeting.

         On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 59,280,519; Class C Shares, 3,123,953; and Class Y Shares, 1,802,282.

         On the record date, the following holders held 5% or more of a class of the Trust's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

Institutional 5% shareholders:

Merrill Lynch Pierce
Fenner & Smith, Inc.,               5,647,841 Class A Shares            9.53%
4800 Deer Lake Drive,                  784,196 Class C Shares          25.10%
Jacksonville, FL 32246                 418,280 Class Y Shares          23.21%

Fiserv Securities Inc.
One Commerce Sq.
Philadelphia, PA 19103              7,217,875 Class A Shares           12.18%

National Financial Services
Corp.
200 Liberty Street
New York, New NY 10048                163,492 Class Y Shares            9.07%

Bank of Hawaii Agent U/A
For TT Family Limited
Partnership
P.O. Box 1930
Honolulu, HI 96805                    118,602 Class Y Shares            6.58%

Additional 5% shareholders:

Martha N. Steele,
Trustee of the Martha
San Nicholas Steele
Declaration of Trust,
Honolulu,
HI 96817                              170,325 Class Y Shares            9.45%

R. Dwayne Steele, Member
Steele Family
Enterprises LLC
2525 Pali Highway
Honolulu, HI 96817                   257,773 Class Y shares            14.30%

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

         At the Meeting, seven Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

         The following material includes information about each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in September 2004. All nominees have consented to serve if elected.

Nominees(1)(2)

                                                                           Number of
                                                                           Portfolios in    Other Directorships
                          Positions Held                                   Fund             Held by Trustee
                          with Trust and                                   Complex(5)       (The  position  held is
Name, Address (3) and     Length of         Principal Occupation(s)        Overseen by      a  directorship  unless
Date of Birth             Service(4)        During Past 5 Years            Trustee          indicated otherwise.)

Interested
Trustee (6)

Diana P. Herrmann         Trustee since     Vice Chair and Chief Executive     10                    None
New York, NY              2004, President   Officer of Aquila Management
(02/25/58)                since 1998 and    Corporation, Founder of the
                          Vice Chair        Aquilasm Group of Funds(7) and
                          since 2003        parent of Aquila Investment
                                            Management LLC, Administrator, since
                                            2004, President and Chief Operating
                                            Officer since 1997, a Director since
                                            1984, Secretary since 1986 and
                                            previously its Executive Vice
                                            President, Senior Vice President or
                                            Vice President, 1986-1997; Chief
                                            Executive Officer and Vice Chair
                                            since 2004 and President, Chief
                                            Operating Officer and Manager of the
                                            Administrator since 2003; Vice
                                            Chair, President, Executive Vice
                                            President or Senior Vice President
                                            of funds in the Aquilasm Group of
                                            Funds since 1986; Director of the
                                            Distributor since 1997; trustee,
                                            Reserve Money-Market Funds,
                                            1999-2000 and Reserve Private Equity
                                            Series, 1998-2000; Governor,
                                            Investment Company Institute (2004)
                                            and head of its Small Funds
                                            Committee since 2004; active in
                                            charitable and volunteer
                                            organizations.


Non-interested Trustees

Theodore T. Mason         Chair of the      Executive Director, East Wind      10      Trustee, Pimco Advisors VIT.
New York, NY              Board of          Power Partners LTD since 1994
(11/24/35)                Trustees since    and Louisiana Power Partners,
                          2004 and          1999-2003; Treasurer, Alumni
                          Trustee since     Association of SUNY Maritime
                          1984              College since 2004 (President,
                                            2002-2003, First Vice President,
                                            2000-2001, Second Vice
                                            President, 1998-2000) and
                                            director of the same
                                            organization since 1997;
                                            Director, STCM Management
                                            Company, Inc., 1973-2004; twice
                                            national officer of Naval
                                            Reserve Association, commanding
                                            officer of four naval reserve
                                            units and Captain, USNR (Ret);
                                            director, The Navy League of the
                                            United States New York Council
                                            since 2002; trustee, The
                                            Maritime Industry Museum at Fort
                                            Schuyler, 2000-2004; and the
                                            Maritime College at Fort
                                            Schuyler Foundation, Inc. since
                                            2000.

Thomas W. Courtney        Trustee           President, Courtney Associates,    5       Chairman of the Board of
Sewickley, PA             since 1984        Inc., a venture capital firm,              Oppenheimer Quest Value Funds
(08/17/33)                                  since 1988.                                Group, Oppenheimer Small Cap
                                                                                       Value Fund, Oppenheimer Midcap
                                                                                       Fund, and Oppenheimer Rochester
                                                                                       Group of Funds; Chairman of the
                                                                                       Board of Pimco Advisors VIT.

Stanley W. Hong           Trustee since     President, Waste Management of     4       Trustee, Pacific Capital Funds,
Honolulu, HI              1992              Hawaii, Inc. since 2002;                   which includes 11 bond and
(04/05/36)                                  Corporate Vice President, Hawaii           stock funds; director, First
                                            Area, Waste Management, Inc.               Insurance Co. of Hawaii, Ltd.,
                                            since 2002; Trustee, The King              Lanihau Properties, Ltd.
                                            William Charles Lunalilo Trust
                                            Estate since 2001; President and
                                            Chief Executive Officer, The
                                            Chamber of Commerce of Hawaii,
                                            1996-2001; director, Hawaii Public
                                            Television Foundation since 1998;
                                            Regent, Chaminade University of
                                            Honolulu; Chair - trustees, Heald
                                            College; trustee, the Nature
                                            Conservancy of Hawaii; and director
                                            of other corporate and community
                                            organizations.

Russell K. Okata          Trustee since     Executive Director, Hawaii         4       Trustee, Pacific Capital Funds,
Honolulu, HI              1992              Government Employees Association           which includes 11 bond and
(03/22/44)                                  AFSCME Local 152, AFL-CIO since            stock funds; Chairman, Royal
                                            1981; International Vice                   State Group (insurance).
                                            President, American Federation
                                            of State, County and Municipal
                                            Employees, AFL-CIO since 1981;
                                            director of various civic and
                                            charitable organizations.

Douglas Philpotts         Trustee since     Retired; formerly director,        4       Trustee, Pacific Capital Funds,
Honolulu, HI              1992              Chairman of the Board and                  which includes 11 bond and
(11/21/31)                                  President of Hawaiian Trust                stock funds.
                                            Company, Limited; present or former
                                            director of various Hawaii-based
                                            civic and charitable organizations.

Oswald K. Stender         Trustee since     Director, Hawaiian Electric        4       Trustee, Pacific Capital Funds,
Honolulu, HI              1992              Industries, Inc., a public                 which includes 11 bond and
(10/08/31)                                  utility holding company,                   stock funds; director, Grace
                                            1993-2004; trustee, the Bernice            Pacific Corporation, an asphalt
                                            Pauahi Bishop Estate 1990-1999;            paving company, and ACE
                                            trustee, Office of Hawaiian                Trucking Inc., a trucking
                                            Affairs and a member or trustee            company.
                                            of several community
                                            organizations.

Other Individuals
Chairman Emeritus(8)


Lacy B. Herrmann          Founder,          Founder and Chairman of the        N/A                   N/A
New York, NY              Chairman          Board, Aquila Management
(05/12/29)                Emeritus since    Corporation, the sponsoring
                          2004, Trustee,    organization and parent of the
                          1984-2004, and    Manager or Administrator and/or
                          Chairman of the   Adviser or Sub-Adviser to each
                          Board of          fund of the Aquilasm Group of
                          Trustees,         Funds, Chairman of the Manager
                          1984-2003         or Administrator and/or Adviser
                                            or Sub-Adviser to each since
                                            2004, and Founder, Chairman of
                                            the Board of Trustees, Trustee
                                            and (currently or until 1998)
                                            President of each since its
                                            establishment, beginning in
                                            1984, except Chairman of the
                                            Board of Trustees of Hawaiian
                                            Tax-Free Trust, Pacific Capital
                                            Cash Assets Trust, Pacific
                                            Capital Tax-Free Cash Assets
                                            Trust and Pacific Capital U.S.
                                            Government Securities Cash
                                            Assets Trust through 2003,
                                            Trustee until 2004 and Chairman
                                            of the Board, Emeritus since
                                            2004; Director of the
                                            Distributor since 1981 and
                                            formerly Vice President or
                                            Secretary, 1981-1998; Trustee
                                            Emeritus, Brown University and
                                            the Hopkins School; active in
                                            university, school and
                                            charitable organizations.

Officers

Charles E.                Executive Vice    Executive Vice President of all     N/A                  N/A
Childs, III               President since   funds in the Aquilasm Group of
New York, NY              2003              Funds and the Administrator and
(04/01/57)                                  the Administrator's parent since
                                            2003; formerly Senior Vice
                                            President, corporate development,
                                            Vice President, Assistant Vice
                                            President and Associate of the
                                            Administrator's parent since 1987;
                                            Senior Vice President, Vice
                                            President or Assistant Vice
                                            President of the Aquila Money-Market
                                            Funds, 1988-2003.

 Sherri Foster             Senior Vice      Senior Vice President, Hawaiian    N/A                   N/A
 Lahaina, HI               President        Tax-Free Trust since 1993 and
 (07/27/50)                since 1993       formerly Vice President or
                                            Assistant Vice President; Vice
                                            President or Assistant Vice
                                            President of three Aquila
                                            Money-Market Funds; Registered
                                            Representative of the Distributor
                                            since 1985.

 Stephen J. Caridi         Vice President   Vice President of the              N/A                   N/A
 New York, NY (05/06/61)   since 1998       Distributor since 1995; Vice
                                            President, Hawaiian Tax-Free Trust
                                            since 1998; Senior Vice President,
                                            Narragansett Insured Tax-Free Income
                                            Fund since 1998, Vice President
                                            1996-1997; Senior Vice President,
                                            Tax-Free Fund of Colorado since
                                            2004; Assistant Vice President,
                                            Tax-Free Fund For Utah since 1993.

Robert W. Anderson        Chief             Chief Compliance Officer of the    N/A                   N/A
New York, NY              Compliance        Trust, the Administrator and the
(08/23/40)                Officer since     Distributor since 2004,
                          2004 and          Compliance Officer of the
                          Assistant         Administrator or its predecessor
                          Secretary         and current parent since 1998
                          since 2000        and Assistant Secretary of the
                                            Aquilasm Group of Funds since
                                            2000; Consultant, The Wadsworth
                                            Group, 1995-1998.

Joseph P. DiMaggio        Chief Financial   Chief Financial Officer of the     N/A                    N/A
New York, NY              Officer since     Aquilasm Group of Funds since 2003
(11/06/56)                2003 and          and Treasurer since 2000;
                          Treasurer since   Controller, Van Eck Global Funds,
                          2000              1993-2000.

Edward M. W. Hines        Secretary since   Partner, Hollyer Brady Barrett &   N/A                   N/A
New York, NY              1984              Hines LLP, legal counsel to the
(12/16/39)                                  Trust, since 1989; Secretary of
                                            the Aquilasm Group of Funds.

John M. Herndon           Assistant         Assistant Secretary of the         N/A                   N/A
New York, NY (12/17/39)   Secretary since   Aquilasm Group of Funds since
                          1995              1995 and Vice President of the three
                                            Aquila Money-Market Funds since
                                            1990; Vice President of the
                                            Administrator or its predecessor and
                                            current parent since 1990.

Lori A. Vindigni          Assistant         Assistant Treasurer of the         N/A                   N/A
New York, NY              Treasurer since   Aquilasm Group of Funds since
(11/02/66)                2000              2000; Assistant Vice President
                                            of the Administrator or its
                                            predecessor and current parent since
                                            1998; Fund Accountant for the
                                            Aquilasm Group of Funds, 1995-1998.


(1) The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2)From time to time Bank of Hawaii may enter into normal investment management, commercial banking and lending arrangements with one or more of the Trustees of the Trust and their affiliates. The Asset Management Group of Bank of Hawaii is the Trust's investment adviser.

(3) The mailing address of each Trustee and officer is c/o Hawaiian Tax-Free Trust, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(4) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(5) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(6) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Administrator's corporate parent, as an officer and Manager of the Administrator, and as a shareholder and director of the Distributor.

(7) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 11 funds, which do not include the dormant funds described in footnote 5, are called the "Aquilasm Group of Funds."

(8) The Chairman Emeritus may attend Trustee and shareholder meetings but has no voting power.

                       Securities Holdings of the Trustees
                                (as of 06/30/05)


                         Dollar Range of            Aggregate Dollar Range of
Name of                 Ownership in Hawaiian       Ownership in funds in the
Trustee                 Tax-Free Trust(1)           Aquilasm Group of Funds
                                                    Overseen by Trustee(1)

Interested Trustees


Diana P. Herrmann                C                              E

Non-interested Trustees

Theodore T. Mason                C                              C

Thomas W. Courtney               C                              C

Stanley W. Hong                  C                              C

Russell K. Okata                 C                              C

Douglas Philpotts                C                              C

Oswald K. Stender                B                              C


(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Adviser, Administrator or the Distributor.

         The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Adviser or Administrator. For its fiscal year ended March 31, 2005, the Trust paid a total of $139,462 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

         The Trust is one of the 11 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Trust or from other funds in the Aquilasm Group of Funds during the Trust's fiscal year. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.


                                          Compensation             Number of
                                          from all                 boards on
                      Compensation        funds in the             which the
                      from the            Aquilasm                 Trustee
Name                  Trust               Group                    serves*

Theodore T. Mason     $17,550             $67,800                  10

Thomas W.
Courtney              $15,750             $58,175                  5

Stanley W. Hong       $16,150             $46,400                  4

Russell K. Okata      $15,750             $46,000                  4

Douglas Philpotts     $15,750             $46,000                  4

Oswald K. Stender     $16,150             $46,400                  4

* Messrs. Hong, Okata, Philpotts and Stender are also trustees of the 11 funds in the Pacific Capital Funds for which the Adviser is also investment adviser. For the same period, these funds paid them each the amount of $27,000.


     Class A Shares may be purchased without a sales charge by the Trust's Trustees and officers.

         The Trust's Administrator is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds. As of July 31, 2005 these funds had aggregate assets of approximately $4.3 billion, of which approximately $2.5 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Administrator. AMC is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through two trusts and by his wife. During the fiscal year ended March 31, 2005 the Trust paid $1,928,568 in fees to the Administrator.

         During the fiscal year ended March 31, 2005, $1,363,640 was paid under
Part I of the Trust's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $85,070 was retained by the Distributor. With respect to Class C Shares, during the same period $280,021 was paid under Part II of the Plan and $93,340 was paid under the Shareholder Services Plan. Of these total payments of $373,361, the Distributor retained $68,509. All of such payments were for compensation.

         During the fiscal year ended March 31, 2005 the Trust paid to Hollyer Brady Barrett & Hines LLP, independent counsel to the Trust, $136,677 for legal services. Edward M.W. Hines, Secretary of the Trust, is a partner of that firm.

         The Distributor currently handles the distribution of the shares of the funds in the Aquilasm Group of Funds, including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family, and the balance by current and former employees of Aquila Investment Management LLC.

Other Information on Trustees

         The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The members of the Audit Committee are Thomas W. Courtney, Stanley W. Hong, Theodore T. Mason, Russell K. Okata, Douglas Philpotts and Oswald K. Stender. The Committee (i) selects the Trust's independent registered public accounting firm; (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held one meeting during the Trust's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

         During the Trust's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

         The Trust's policy is that all Trustees who can do so attend the Annual Meeting.

         The Trust has a Nominating Committee, consisting of all of the Independent Trustees. The Nominating Committee held no meetings during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Administrator at 380 Madison Avenue, New York, NY 10017. The charter of the Nominating Committee is available on the Trust's website at www.aquilafunds.com.

         Since the beginning of the Trust's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Adviser or its parent or subsidiaries.

Vote Required

         To be elected, each nominee must receive the affirmative votes of a majority of the shares present.

                          Information About Independent
                                Registered Public
                                Accounting Firms

         Tait, Weller & Baker ("TWB") has been preliminarily selected as the Trust's independent registered public accounting firm for the fiscal year ending March 31, 2006 by the Trust's Audit Committee, after requesting from the Administrator and receiving the results of interviews and evaluations of a number of possible firms. The selection has been preliminarily ratified by the Board of Trustees, including a majority of the Independent Trustees. TWB has concentrated its accounting practice primarily in the mutual fund industry for more than 40 years and is one of the industry's largest providers. It is anticipated that immediately prior to the Annual Meeting of Shareholders, selection of TBW by the Audit Committee and ratification by the Board of Trustees will be formally confirmed at meetings attended in person by members of the Audit Committee and Board, respectively.

         KPMG LLP ("KPMG") has served as the Trust's independent registered public accounting firm for all of the Trust's fiscal years from its inception through its fiscal year ended March 31, 2005. Throughout that period, KPMG's reports on the Trust's financial statements, including those for the Trust's two most recent fiscal years, contained no adverse opinion or disclaimer of opinion. No reports were qualified or modified as to uncertainty, audit scope, or accounting principles. Since inception and including the last two fiscal years and the subsequent period through the date of this proxy statement, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and there were no reportable events of the kinds required to be disclosed under regulations applicable to proxy statements.

         The following table represents fees for professional audit services rendered by KPMG for the audit of the Trust's annual financial statements for the fiscal years ended March 31, 2004 and 2005, and fees billed for other services rendered by KPMG.

                                             2004              2005

        Audit Fees                         $21,200           $23,320

        Audit related fees                       0                 0
                                           -------           -------

            Audit and audit related fees    21,200            23,320


        Tax fees (1)                         8,270            18,029

        All other fees                           0                 0
                                            ------            ------

                                            29,470            41,349
            Total                          $                 $
                                            ======            ======

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

         During the year ended March 31, 2005, KPMG provided the following services for which Bank of Hawaii (the Bank) was billed:

         Assistance to the Bank in connection with the
         assessment by the Arizona Department of
         Revenue for sales tax on gross receipts and
         filing of a refund claim in California
         for excise tax on telecommunications                   $110,823

         All audit and non-audit services performed by KPMG on behalf of the Trust or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Trust are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

         The Audit Committee has reviewed all services performed and fees charged by KPMG and has accepted its representation that it is independent. The Audit Committee has reviewed all services to be performed and fees to be charged by TWB and in recommending appointment of TWB for the fiscal year ending March 31, 2006 has accepted its representation that it is independent.

         It is expected that representatives of neither firm will be present at the meeting but representatives of each firm will be available should any matter arise requiring their presence.


                                   Receipt of
                              Shareholder Proposals

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

         The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

         The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                             Hawaiian Tax-Free Trust

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        to be held on September 21, 2005

                                 PROXY STATEMENT

THE AQUILASM GROUP OF FUNDS
380 MADISON AVENUE, SUITE 2300
NEW YORK, NY  10017

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         TELEPHONE
         1-888-221-0697

         To vote your shares by telephone, call toll free 1-888-221-0697. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         INTERNET VOTING
         www.proxyweb.com/aquila

         To vote your shares by the Internet, contact the Trust at www.proxyweb.com/aquila. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         MAIL

         You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

Please fold and detach card at perforation before mailing.

                             Aquilasm Group of Funds
                             Hawaiian Tax-Free Trust

                Proxy for Shareholder Meeting September 21, 2005
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Hawaiian Tax-Free Trust (the "Trust") whose signature(s) appear(s) below does/do hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Wednesday, September 21, 2005 at the Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii, at 10:00 a.m. Hawaiian Standard Time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual Meeting Attendance
We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com


Address changes/comments: ----------------------
                          ----------------------
                          ----------------------

(If you noted any address changes/comments above, please mark corresponding box on other side.)

Dated: -------------------, 2005


---------------------------------
 Signature(s) (SIGN IN THE BOX)


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

Hawaiian Tax-Free Trust

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
  [X]  PLEASE DO NOT USE FINE POINT PENS

1.  Election of Trustees

01) Thomas W. Courtney; 02) Diana P. Herrmann*; 03) Stanley W. Hong; 04) Theodore T. Mason; 05) Russell K. Okata; 06) Douglas Philpotts; 07) Oswald K. Stender

                  * interested Trustee

                --
               [__] FOR ALL
                --
               [__] WITHHOLD ALL
                --
               [__] FOR ALL EXCEPT



---------------

INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line above.

[bolded in printed form]

Management recommends a vote FOR all nominees listed above. The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.


As to any other matter said proxies shall vote in accordance with their best judgment.
                                                                   --
             I plan to attend the annual meeting in Honolulu      [__]
                                                                   --
             I plan to attend the outreach meeting in Kauai       [__]


For address changes and/or comments, please check the box at right and write them on the front where indicated. __
                                   [ ]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.